UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 31, 2007

Commission File Number 000-31184

SHOSHONE SILVER MINING COMPANY
(Exact name of registrant as specified in its charter)

Idaho	82-0304993
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

403 7thStreet, Ste 207, Wallace, ID 83873
(Address of principal executive offices) (Zip Code)

(208) 752-1070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election or Directors; Appointment of Principal Officers

On October 31, 2007, Shoshone Silver Mining Company (the “Company”) and its Chief Executive Officer Conrad Houser mutually agreed to sever their relationship.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

	99.1	Press release dated November 5, 2007

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOSHONE SILVER MINING COMPANY
(Registrant)

November 5, 2007	By: /s/ Melanie Farrand
Date	Melanie Farrand
Treasurer
and Principal Financial Officer